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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                _______________


        Date of Report (Date of earliest event reported): MARCH 31, 2003



                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



               DELAWARE             000-22433          75-2692967
    (State or other jurisdiction   (Commission       (IRS Employer
           of incorporation)       File Number)    Identification No.)

                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

     Registrant's  telephone  number,  including  area  code:  (512) 427-3300

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ITEM  5.  OTHER  EVENTS

     On March 31, 2003, the Registrant issued a press release announcing the filing of its Form 10-K for 2002 and updates to its 2002 financial statements for the year ended December 31, 2002, which is attached as Exhibit 99.1 hereto. The full text of the press release is filed and incorporated in this Report as if fully set forth herein.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)   Exhibits

The exhibits listed in the accompanying Index to Exhibits are filed or furnished as a part of this Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BRIGHAM  EXPLORATION  COMPANY


Date:     April 1, 2003                    By: /s/ Eugene B. Shepherd, Jr
                                              ---------------------------
                                           Eugene B. Shepherd, Jr.
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

     Item  Number               Exhibit
     ------------               -------

     99.1*               Press Release dated March 31, 2003


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